UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2007

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Amendment of Master Repurchase Agreement and Related Agreements.

As reported pursuant to the Current Report on Form 8-K filed by Agilent Technologies, Inc. (“Agilent”) with the Securities and Exchange Commission on February 2, 2006 (the “Original Form 8-K”), on January 27, 2006, Agilent Technologies World Trade, Inc. (“World Trade”), a wholly-owned subsidiary of Agilent, entered into a Master Repurchase Agreement and related Confirmation  (together, the “Original Repurchase Agreement”) with Fenway Capital, LLC (“Fenway”), as counterparty in such transaction (Fenway and its successors and assigns in such capacity, the “Counterparty”), pursuant to which World Trade sold to the Counterparty, for an aggregate purchase price of $1.5 billion, 15,000 Class A Preferred Shares of its wholly-owned subsidiary, Agilent Technologies (Cayco) Limited (the “Purchased Securities”), having an aggregate liquidation preference of $1.5 billion.  Agilent Technologies (Cayco) Limited (“AT Cayco”) is an entity distinct from Agilent and its other subsidiaries, with separate assets and liabilities.  On September 10, 2007, World Trade entered into an amendment to the Original Repurchase Agreement and certain of the related agreements and a Novation Agreement in order to substitute Ebbets Funding PLC as Counterparty, at the request of Merrill Lynch Capital Corporation (“Merrill”).

On November 16, 2007, World Trade entered into a further amendment to the Original Repurchase Agreement (as amended, the “Repurchase Agreement”) and certain of the related agreements and a Novation Agreement in order to substitute Belmont Funding LLC as Counterparty, at the request of Merrill.  On December 7, 2007, World Trade and Agilent entered into an amendment to the Second Amended and Restated Related Agreement dated November 16, 2007 (the “Related Agreement”), with Merrill to amend certain rights and obligations of the parties thereunder.  The material terms of the transaction are as follows:

Pursuant to the Repurchase Agreement, World Trade is obligated to repurchase from the Counterparty, and the Counterparty is obligated to sell to World Trade, the Purchased Securities at a purchase price equal to 100% of their aggregate liquidation preference on January 27, 2011.  The Repurchase Agreement contains customary events of default for repurchase agreements with respect to each of World Trade and the Counterparty, including failure to pay amounts owed under the Repurchase Agreement, insolvency events (including with respect to Agilent, as guarantor), breaches of representations (including with respect to Agilent, as guarantor) and the failure to provide various notifications required.  Upon the occurrence and continuance of an event of default thereunder, the non-defaulting party has the right to accelerate, or in the case of the occurrence of an insolvency event, the non-defaulting party will be deemed to have accelerated, the repurchase obligation of World Trade under the Repurchase Agreement.  Under the Repurchase Agreement, World Trade has the right to accelerate the date of repurchase of all or any portion of the Purchased Securities to any date prior to January 27, 2011 (an “Accelerated Repurchase Date”).

Under the Repurchase Agreement and the Related Agreement, World Trade is obligated to make quarterly payments to the Counterparty, at a rate per annum, reset quarterly, equal to either (i) the cost of funds to the Counterparty plus 20 basis points, or (ii) three-month LIBOR (as such term is defined in the Repurchase Agreement) plus 52 basis points.  World Trade is entitled to receive from the Counterparty from time to time amounts equal to all dividends and other distributions in respect of the Purchased Securities.

Pursuant to the Related Agreement, Agilent and World Trade have jointly and severally agreed that at any time following February 5, 2008, Merrill may designate an Accelerated Repurchase Date under the Repurchase Agreement with respect to all or a portion of the Purchased Securities (the “Merrill Lynch Notice”).  After delivery of the Merrill Lynch Notice, Merrill may designate a repurchase date to occur no earlier than 120 days from the date of such notice.  Further, the parties agreed that at any time following February 5, 2008, World Trade may designate a repurchase date to occur no earlier than 5 business days from the date of such notice.  However, if the repurchase date does not fall on a Price Differential Payment Date (as defined in the Related Agreement), World Trade will be required to pay the Counterparty an amount equal to any breakage costs incurred by Merrill with respect to any commercial paper or three-month LIBOR-based funding allocated to the Repurchase Agreement.

Pursuant to the Second Amended and Restated Guaranty of Agilent Technologies, Inc., dated as of November 16, 2007, Agilent has unconditionally and irrevocably guaranteed to the Counterparty the timely payment of all obligations of World Trade under the Repurchase Agreement.

In addition, Agilent and World Trade entered into the Agilent Agreement, dated as of January 27, 2006 (the “Agilent Agreement”), which remains unchanged, in favor of the Counterparty and certain other parties, regarding certain representations, warranties and covenants of Agilent and World Trade with respect to each and with respect to AT Cayco and certain other subsidiaries of Agilent.

A copy of the aforementioned agreements (excluding the Agilent Agreement, which was previously filed) are included herein as Exhibits 99.1, 99.2, 99.3 and 99.4 and are incorporated by reference into this Item 1.01.  The foregoing descriptions are qualified in their entirety by reference to the full text of the agreements.

Item 9.01.             Financial Statements and Exhibits.

                (d) Exhibits

Exhibit No.	Description
99.1	Master Repurchase Agreement (including Annexes), dated as of November 16, 2007, between Agilent Technologies World Trade, Inc. and Belmont Funding LLC
99.2	Second Amended and Restated Guaranty of Agilent Technologies, Inc., dated as of November 16, 2007
99.3	Third Amended and Restated Related Agreement, dated as of December 7, 2007, among Merrill Lynch Capital Services, Inc., Agilent Technologies, Inc. and Agilent Technologies World Trade, Inc.
99.4	Novation Agreement (including Confirmation), dated as of November 16, 2007, between Ebbets Funding PLC and Belmont Funding LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ Marie Oh Huber
Name:	Marie Oh Huber
Title:	Vice President, Deputy General Counsel and
Assistant Secretary

Date:  December 12, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Master Repurchase Agreement (including Annexes), dated as of November 16, 2007, between Agilent Technologies World Trade, Inc. and Belmont Funding LLC
99.2	Second Amended and Restated Guaranty of Agilent Technologies, Inc., dated as of November 16, 2007
99.3	Third Amended and Restated Related Agreement, dated as of December 7, 2007, among Merrill Lynch Capital Services, Inc., Agilent Technologies, Inc. and Agilent Technologies World Trade, Inc.
99.4	Novation Agreement (including Confirmation), dated as of November 16, 2007, between Ebbets Funding PLC and Belmont Funding LLC